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                                                                   EXHIBIT 10.15

                            MEDICAL OFFICE SUB-LEASE


         THIS SUB-LEASE made as of the this _____ day of _____________________, 19__ (the "Lease"), by and between ((CWMC_Name)), a ((State)) professional corporation with offices at ((Address1)) (the "Lessee") and Complete Wellness Centers, Inc., a Delaware corporation licensed to do business in the state of ((State)) (the Lessor").

                              W I T N E S S E T H:

         WHEREAS the Lessor currently owns certain leasehold rights to office space located at ((Address1)) (the "Premises or "Office") and

         WHEREAS Lessee desires to let office space at the Premises in connection with it's operation of a medical practice at the Premises; and

         WHEREAS the Lessor desires to let such office space to the Lessee under the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the parties hereto agree as follows:

                  1. PREMISES. The Lessor hereby leases to Lessee and Lessee hires from Lessor the Premises. Together with the Premises, Lessor hereby leases to Lessee for the term hereof all fixtures, furnishings and furniture appertaining thereto (but subject to any and all liens, financing statements, conditional sales contracts, etc., and to the terms of any equipment leases pertaining thereto). Further, Lessor agrees to provide to the Lessee the management services, personnel, equipment and supplies (hereinafter called the "CWC Services" described in the Management and Security Agreement of even date herewith by and between Lessor as "Manager" and Lessee as "Medcorp" therein (the "Management Agreement"), to which this Lease is annexed and made a part.

                  2. TERM. The term of this Lease shall be for a period to run concurrent with the term of that certain Integrated Medical Center Management and Security Agreement (the "Integrated Agreement") dated of even date herewith by and among Lessor, ((CWMC_Name)) and (but in no event for a period of less than one (1) year).

                  3. RENT. The rent to be paid by Lessee to Lessor for the Premises during the term hereof shall be in the amount, and paid in the manner, as follows:

                           a. From and as of the date hereof and until one year
from the date hereof (the "Anniversary Date"), the sum of ____________ dollars ($__________) per annum.


                           b. The parties hereto shall mutually agree upon a
revised rent on or before two months prior to the Anniversary Date of each Lease year (the "Revision Date"). If the parties fail to reach an agreement with regard to the revised rent before the Revision Date of any Lease year, then the Lessor may, in its sole discretion, determine the revised rent by giving written notice thereof to the Lessee on or before ten days prior to the Anniversary Date of the Lease year. In the event that the Lessee is dissatisfied with such revised rent, the Lessee's sole recourse shall be to notify the Lessor, within ten days after receipt of notice of the revised rent, of the Lessee's intention to terminate this Lease as of the sixtieth (60th) day from the date the notice is sent. Failure to so notify the Lessor of its termination of this Lease shall be deemed to be an acceptance by the Lessee of the revised rent, and the Lessee shall thereupon be obligated to make timely payments of the revised rent to the Lessor.

                           c. The rent shall be payable in monthly installments.
Payment of the rent shall be made by the Lessor, in its capacity as manager of the Lessee's business pursuant to the Management Agreement, by drawing a check or wire transfer or other bank transfer payable to the Lessor on the Lessee's account maintained by the Management Company pursuant to Section 2b of the Management Agreement.

                           d. The Lessor and Lessee agree that upon termination
or expiration of this Lease for any reason, the Lessor, as Manager, will continue to collect as agent of the Lessee, (pursuant to Section 2b of the Management Agreement) all of the Lessee's then outstanding accounts receivable for professional and ancillary services rendered and will continue to be paid from receipts therefrom any amounts outstanding from the Lessee pursuant to this Lease and/or the Management Agreement until all such amounts then or subsequently due the Lessor shall have been repaid in full.

                  4. TERMINATION This Lease may be terminated upon the happening of any of the following events:

                           a. This Lease shall terminate automatically in the
event that any ground lease, over lease or other lease (underlying lease") by which Lessor has an interest in the Premises is canceled, terminated or otherwise expires. Lessor shall give written notice to Lessee of the cancellation, termination or expiration of any underlying lease and shall specify therein the date of termination, which shall be the same as the date of termination of said underlying lease.

                           b. This Lease shall terminate automatically upon the
termination of the Integrated Agreement and/or Management Agreement for any reason whatsoever.

                           c. This Lease shall terminate automatically at such
time as the Lessee does not qualify for any reason as a professional corporation, including but not limited to the death or disqualification to practice medicine of every shareholder. For these and all other purposes, the determination of a physician's qualification to practice medicine vel non shall be made by the Lessee and/or by the applicable governmental and professional regulatory agencies, and the Lessor shall in no way make or contribute to such a determination.

                           d. The Lessor may, at its sole option, immediately
terminate this Lease:

                                    (1) in the event that the Lessee shall fail
to make any payment or perform any duty or obligation imposed on it by this Lease or by the Management Agreement, or shall otherwise default under this Lease or under the Management Agreement, or shall otherwise give rise to a right of the Lessor to terminate the Management Agreement pursuant to the provisions thereof, and such default or occurrence shall continue for a period of ten (10) days after notice thereof has been given to the Lessor by the Lessor; or

                                    (2) upon the occurrence of a "change in
control" of either the Lessor or of the Lessee; for these purposes, a "change of control" of a corporation shall have been deemed to have occurred (a) upon the merger or consolidation of said corporation with or into another corporation or entity, and irrespective of whether said corporation is the surviving entity;
(b) upon the sale, transfer or other disposition of a significant portion of the assets of the corporation; (c) if any person or group of persons becomes the beneficial owner, directly or indirectly, of securities of the corporation representing fifty percent (50%) or more of the then outstanding securities of the corporation (whether by purchase or acquisition of such securities or by agreement to act in concert with respect to such securities or otherwise); or
(d) if any person or entity owning or controlling more than fifty percent (50%) of the outstanding securities of the corporation at any time ceases to own of record or beneficially at least fifty percent (50%) of the then outstanding securities of the corporation; or

                                    (3) if the license to practice medicine of
any physician who is a member of or is associated with the Lessee is suspended or revoked by any administrative agency of the State of ((State)) or a petition is filed by any administrative agency of the State of State seeking to suspend or revoke such license on any grounds, including but not limited to improper medical practice or improper conduct by such physician, unless such physician is immediately terminated

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from any association with the Lessee and the Premises; or

                                    (4) if any physician who is a member of or
is associated with the Lessee is convicted of a felony, unless such physician is immediately terminated from any association with the Lessee and with the Premises; or

                                    (5) upon the filing of a petition in
voluntary bankruptcy or an assignment for the benefit of creditors by the Lessee, or upon other action taken or suffered, voluntarily or involuntarily, under any Federal or State law for the benefit of insolvents by the Lessee, except for the filing of a petition in involuntary bankruptcy against the Lessee, with the dismissal thereof within thirty (30) days thereafter;

                                    (6) If Lessee defaults in fulfilling any of
the covenants of this Lease including the covenants for the payment of rent or additional rent; or if the demised Premises become vacant or deserted; or if the demised Premises are damaged by reason of negligence or carelessness of Lessee, its agents, employees or invitees; or if any execution or attachment shall be issued against Lessee or any of Lessee's property whereupon the demised Premises shall be taken or occupied by someone other than Lessee; or if Lessee shall make default with respect to any other agreement between Lessor and Lessee; or if Lessee shall fail to move into or take possession of the Premises within fifteen
(15) days after the commencement of the term of this Lease, of which fact Lessor shall be the sole judge; then, in any one or more of such events, upon Lessor serving a written ten (10) days' notice upon Lessee specifying the nature of said default and upon the expiration of said ten (10) days, if Lessee shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within the said ten (10) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Lessor may serve a written three (3) days notice of cancellation of this Lease upon Lessee, and upon the expiration of said three (3) days, this Lease and the term thereunder shall end and expire as fully and completely as if the expiration of the three (3) day period were the day herein definitely fixed for the end and expiration of this Lease and the term thereof and Lessee shall then quit and surrender the demised Premises to Lessor but Lessee shall remain liable as hereinafter provided; or

                                    (7) if the notice provided for in Paragraph
4d(7) hereof shall have been given, and the term shall expire as aforesaid; then and in such event Lessor may without notice, re-enter the demised Premises either by force or otherwise, and dispossess Lessee by summary proceedings or otherwise, and the legal representative of Lessee or other occupant of demised Premises and remove their effects and hold the Premises as if this Lease had not been made, and Lessee hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Lessee shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this Lease, Lessor may cancel and terminate such renewal or extension agreement by written notice.

                           No failure or delay on the part of any party to
exercise its right of termination hereunder for any one or more causes shall be considered to prejudice said party's right of termination for such or any other subsequent cause. Termination or cancellation of this Lease for any reason whatsoever shall in no way release any party from any payments, obligations or liabilities arising prior to termination or arising from acts or failures to act on or before the date of termination or otherwise due after termination pursuant to the terms of either this Lease or the Management Agreement. Furthermore, no termination of this Lease or of the Management Agreement shall in any way affect the survival; of any right, duty, or obligation which is expressly stated elsewhere in this Lease or in the Management Agreement to survive such termination.

                  5. ASSIGNMENT\SUBLETTING. Lessee may not, without the prior written consent of the Lessor, assign this Lease or any of the Lessee's interest therein, directly or indirectly, in whole or in part; nor may Lessee underlet, further sublet, or suffer or permit the Premises, or any part thereof, to be used by others, without the prior written consent of Lessor in each instance. For purposes of this paragraph 5, the term "assign" shall mean sell, assign, mortgage, hypothecate, pledge, create a security interest in or lien upon, encumber, give, place in trust, or otherwise voluntarily or involuntarily transfer. Any assignment or subletting by Lessee in violation of this paragraph shall be null and void and of no effect whatsoever.

                  6. LESSOR'S CONSENT. In any instance wherein Lessee requires the prior written consent of the Lessor, the granting or withholding of such consent shall be within the sole and absolute discretion of the Lessor, without limitation.

                  7. ALTERATIONS. Lessee shall make no changes in or to the demised Premises of any nature without Lessor's prior written consent. Subject to the prior written consent of Lessor, and to the provisions of this paragraph, Lessee at Lessee's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised Premises by using contractors or mechanics first approved by Lessor. All fixtures and all panelling, partitions, railing and like installations, installed in the Premises at any time, either by Lessee or Lessor on Lessee's behalf (including trade fixtures), shall become the property of Lessee and shall remain upon and be surrendered with the demised Premises unless Lessor, by notice to Lessee no later than twenty (20) days prior to the date fixed as the termination of this Lease, elects to have them removed by Lessee, in which event, the same shall be removed from the Premises by Lessee forthwith, at Lessee's expense. Upon removal from the Premises of any installations as may be required by Lessor, Lessee shall immediately and at its expense, repair and restore the Premises to the condition existing prior to installation and repair any damage to the demised Premises or the building due to such removal. All property permitted or required to be removed by Lessee at the end of the term remaining in the Premises after Lessee's removal shall be deemed abandoned and may, at the election of the Lessor, either be retained as Lessor's property or may be removed from the Premises by Lessee at Lessee's expense. Lessee shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Lessor and Lessee agrees to carry and will cause Lessee's contractors and sub-contractors to carry such worker's compensation, general liability, personal and property damage insurance as Lessor may require. Lessee agrees to obtain and deliver to Lessor, written and unconditional waivers of mechanic's liens upon the real property in which the demised Premises are located, for all work, labor and services to be performed and materials to be furnished in connection with such work, signed by all contractors, sub-contractors, materialmen and laborers to become involved in such work. Notwithstanding the foregoing, if any mechanic's lien is filed against the demised Premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Lessee, whether or not done pursuant to this paragraph, the same shall be discharged by Lessee within ten (10) days thereafter, at Lessee's expense, by payment thereof or by filing the bond required by law.

                  8. REPAIRS. Lessor shall, on behalf of Lessee, and at Lessee's cost and expense, maintain and repair the public portions of the building, both exterior and interior. The expense thereof incurred by Lessor shall be collectable as additional rent from Lessee, after rendition of a bill or statement therefor, and payable in the same manner as set forth herein for the payment of rent. Lessee shall, throughout the term of this Lease, take good care of the demised Premises and the fixtures and appurtenances therein and at Lessee's sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. Notwithstanding the foregoing, all damage or injury to the demised Premises or to any other part of the building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Lessee, Lessee's servants, agents, employees, invitees or licensees, shall be repaired promptly by Lessee at its sole cost and expense, to the satisfaction of Lessor reasonably exercised. Lessee shall also repair all damage to the building and the demised Premises caused by the moving of Lessee's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Lessee fails after ten days notice to proceed with due diligence to make repairs required to be made by Lessee, the same may be made by Lessor at the expense of Lessee and the expenses thereof incurred by Lessor shall be collectible as additional rent after rendition of a bill or statement therefor. Lessee shall give Lessor prompt notice of any defective condition in any plumbing, heating system or electrical lines located in, servicing or passing through the demised Premises and following such notice, Lessor shall remedy the condition with due diligence, on behalf of and at the expense of Lessee, which expense shall be collectible as additional rent and shall be payable in the same manner as is rent hereunder, as aforesaid. Except as is specifically provided for in Paragraph 11 or elsewhere in this Lease, there shall be no allowance to Lessee for a diminution of rental value and no liability on the part of Lessor by reason of inconvenience, annoyance or injury to business arising from Lessor, Lessee or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised Premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this Paragraph 8 with respect to the making of repairs shall not apply in the case of fire or other casualty which is addressed in Paragraph 11 hereof.
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                  9. WINDOW CLEANING. Lessee will not clean, nor require,
permit, suffer or allow any window in the demised Premises to be cleaned, from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the rules of any municipal or other governmental agency, board or body having or asserting jurisdiction.

                  10. SUBORDINATION. This Lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised Premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessee or by any mortgagee, affecting any Lease or the real property of which the demised Premises are a part. In confirmation of such subordination, Lessee shall execute promptly any certificate that Lessor may request.

                  11. DESTRUCTION, FIRE AND OTHER CASUALTY. If the demised Premises or any part thereof shall be damaged by fire or other casualty, Lessee shall give immediate notice thereof to Lessor and this Lease shall continue in full force and effect except as hereinafter set forth:

                           a. If the demised Premises are partially damaged or
rendered partially unusable by fire or other casualty, then the rent shall be apportioned from the day following the casualty until such repair shall be substantially completed, according to the part of the Premises which is usable, subject to Lessor's right to elect not to repair the same as hereinafter provided.

                           b. If the demised Premises are totally damaged or
rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and shall thenceforth cease until the date when the Premises shall have been repaired and restored by Lessor, subject to Lessor's right to elect not to repair the same as hereinafter provided.

                           c. If the demised Premises are rendered wholly
unusable, or if Lessor shall elect not to repair partially damaged or partially unusable portions of the Premises or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Lessor shall decide to demolish it or to rebuild it, then, in any of such events, Lessor may elect to terminate this Lease by written notice to Lessee given within 90 days after such fire or casualty specifying a date for the expiration of the Lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this Lease shall expire as fully and completely as if such date were the date set forth above for the termination of this Lease and Lessee shall forthwith quit, surrender and vacate the Premises without prejudice however, to Lessor's rights and remedies against Lessee under the Lease provisions in effect prior to such termination, and any rent and additional rent owing shall be paid up to such date and any payments of rent made by Lessee which were on account of any period subsequent to such date shall be appropriately apportioned and/or returned to the Lessee. Unless Lessor shall serve a termination notice as provided for herein, Lessor shall make the repairs and restorations under the conditions of Paragraph 11 a. and 11 b. hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Lessor's control.

                           d. In any such event wherein Lessor elects to restore
or repair damage to the Premises as aforesaid, Lessor may require, as a prerequisite to its obligation to make such repairs and restoration, that Lessee agrees to such adjustment(s) in the rent payable hereunder as would, in the sole discretion of Lessor, reimburse Lessor for the actual, out-of-pocket cost and expense to Lessor of the performance of such repairs or restoration.

                           e. Nothing contained hereinabove shall relieve Lessee
from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Lessor and Lessee each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that such a policy can be obtained without additional premiums. Lessee acknowledges that Lessor will not carry insurance on Lessee's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Lessee and agrees that Lessor will not be obligated to repair any damage thereto or replace the same.

                  12. EMINENT DOMAIN. If the whole or any part of the demised Premises shall be acquired or condemned by eminent domain for any public or quasi public use or purpose, then and in that event, the rent payable hereunder shall be paid up to the time of such taking and the term of this Lease shall cease and terminate from the date of title vesting in such proceeding and Lessee shall have no claim for the value of any unexpired term of said Lease.

                  13. ACCESS TO PREMISES. Lessor or Lessor's agents shall have the right (but shall not be obligated) to enter the demised Premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Lessor may deem necessary and reasonably desirable to the demised Premises or to any other portion of the building or which Lessor may elect to perform following Lessee's failure to make repairs or perform any work which Lessee is obligated to perform under this Lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Lessee shall permit Lessor to use and maintain and replace pipes and conduits in and through the demised Premises and to erect new pipes and conduits therein. Lessor may, during the progress of any work in the demised Premises, take all necessary materials and equipment into said Premises without the same constituting an eviction nor shall the Lessee be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Lessor shall have the right to enter the demised Premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the Premises or of the building of which same are a part and during the last six months of the term for the purpose of showing same to prospective tenants and may, during said six months period, place upon the Premises the usual notice "To Let" and "For Sale" which notice Lessee shall permit to remain thereon without molestation. If Lessee is not present to open and permit an entry into the Premises, Lessor or Lessor's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Lessee's property and such entry shall not render Lessor or its agents liable therefor, nor in any event shall the obligations of Lessee hereunder be affected.


                  14. REMEDIES OF LANDLORD. In case of any default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Lessor may incur for legal expenses, attorneys' fees, brokerage and/or putting the demised Premises in good order, or for preparing the same for re-rental; Lessor may re-let the Premises or any part or parts thereof, either in the name of Lessor or otherwise, for a term or terms, which may at Lessor's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent or charge a higher rental than that in this Lease, and/or (c) Lessee or the legal representatives of the Lessee shall also pay Lessor as liquidated damages for the failure of Lessee to observe and perform said Lessee's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the Lease for each month of the period which would otherwise have constituted the balance of the term of this Lease. The failure or refusal of Lessor to re-let the Premises or any part or parts thereof shall not release or affect Lessee's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Lessor may incur in connection with re-letting such as legal expenses, attorneys' fees, brokerage and/or putting the demised Premises in good order, or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Lessee on the rent day specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Lessor to collect the deficiency for any subsequent month by a similar proceeding. Lessor, in putting the demised Premises in good order or preparing the same for re-rental may, at Lessor's option, make such alterations, repairs, replacements and/or decorations in the demised Premises as Lessor, in Lessor's sole judgment, considers advisable and necessary for the purpose of re-letting the demised Premises, and the making of such alterations, repairs, replacements and/or decorations shall not operate or be construed to release Lessee from liability hereunder as aforesaid. Lessor shall in no event be liable in any way whatsoever for failure to re-let the demised Premises, or in the event that the demised Premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Lessee be entitled to receive any excess, if any, of such net rents collected over the sums payable by Lessee to Lessor hereunder. In the event of a breach or a threatened breach by Lessee of any of the covenants or provisions hereof, Lessor shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy, shall not preclude Lessor from any other remedy, in law or in equity. Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Lessee being evicted or dispossessed for any cause, or in the event of Lessor obtaining possession of the demised Premises, by reason of the violation by Lessee of any of the covenants and conditions of this Lease, or otherwise.

                  15. NO REPRESENTATIONS BY LANDLORD. Neither Lessor nor Lessor's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised Premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the Premises except as herein expressly set forth and no rights, easements or licenses are acquired by the Lessee by implication or otherwise except as expressly set forth in the provisions of this Lease. Lessee has inspected the building and the demised Premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised Premises by Lessee shall be conclusive evidence that the said Premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this Lease, and the Management Agreement to which it is annexed, which alone fully and completely express the agreement between Lessor and Lessee and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

                  16. END OF TERM. Upon the expiration or other termination of the term of this Lease, Lessee shall quit and surrender to Lessor the demised Premises, broom clean, in good order and condition, ordinary wear excepted, and Lessee shall remove all its property. Lessee's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease. If the last day of this Lease or any renewal thereof, falls on Sunday, this Lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

                  17. QUIET ENJOYMENT. Lessor covenants and agrees with Lessee that upon Lessee paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Lessee's part to be observed and performed, and Lessee's observing and performing all the terms, covenants and conditions on Lessee's part to be performed under the Management Agreement, Lessee may peaceably and quietly enjoy the Premises hereby demised, subject, nevertheless, to the terms and conditions of this Lease including, but not limited to, Paragraph 16 hereof and to the ground leases, underlying leases and mortgages herein before and hereinafter mentioned.

                  18. INABILITY TO PERFORM. This Lease and the obligation of Lessee to pay rent hereunder and perform all of the other covenants and agreements hereunder on the part of Lessee to be performed shall in no way be affected, impaired or excused because Lessor is unable to fulfill any of its obligations under this Lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Lessor is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof or any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

                  19. SERVICES. Lessor shall provide all essential services to the Premises (e.g. water, electricity, gas, heat, air conditioning, etc.) on behalf of and at the expense of the Lessee, the cost of which services shall be included within the rent payable by Lessee hereunder (and the increase in which costs shall be included in any adjustments to the rent made pursuant to Paragraph 3 hereof. Lessor may require Lessee, at any time, to arrange with the utility companies supplying such services to have accounts therefor established in the name of the Lessee, after which Lessee shall pay the charges therefor directly to such utility companies.

                  20. RULES AND REGULATIONS. Lessee and Lessee's servants employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations of the building and such other reasonable Rules and Regulations as Lessor or Lessor's agents may from time to time adopt. Notice of any additional rules and regulations shall be given in such manner as Lessor may elect. The right to dispute the reasonableness of any additional Rule or Regulation upon Lessee's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Lessor within ten (10) days after the giving of notice thereof. Nothing in this Lease contained shall be construed to impose upon Lessor any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other Lease, as against any other tenant and Lessor shall not be liable to Lessee for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

                  21. SECURITY. Lessee has deposited with Lessor the sum of twice the monthly rent as security for the faithful performance and observance by Lessee of the terms, provisions and conditions of this Lease; it is agreed that in the event Lessee defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rental and additional rent, Lessor may use, apply or retain the whole or any part of the security so deposited to the extent required for payment of any rent and additional rent or any other sum as to which Lessee is in default or for any sum which Lessor may expend or may be required to expend by reason of Lessee's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Lessor. In the event that Lessee shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to the Lessee after the date fixed as the end of the Lease and after delivery of entire possession of the demised Premises to Lessor. In the event of a sale of the land and building or leasing of the building, of which the demised Premises form a part, Lessor shall have the right to transfer the security to the vendee or lessee and Lessor shall thereupon be released by Lessee from all liability for the return of such security; and Lessee agrees to look to the new Lessor solely for the return of such security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new lessor. Lessee further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Lessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

                  22. INSURANCE AND INDEMNITY.

                           a. Lessee, prior to commencing occupancy of the
Premises, shall obtain, and shall maintain throughout the term of this Lease and any renewals thereof, a policy of comprehensive general liability insurance covering the Premises, with minimum limits of One Million ($1,000,000.00) dollars per occurrence for personal injury, death and/or property damage, and Three Million ($3,000,000.00) dollars aggregate, written with a company licensed to do business in the State of State and satisfactory to Lessor. Lessor shall be named as an additional insured under said policy. Lessee shall provide Lessor with a certificate evidencing such coverage prior to taking occupancy, which certificate shall set forth on its face:

                                    (1) that Lessor is an additional insured;

                                    (2) that such policy may not be terminated
or canceled for any reason, shall not expire by its term and may not be altered or modified in any way without Lessor receiving at least thirty (30) days prior written notice of any of same; and

                                    (3) that Lessee is covered for contractual
obligations, including specifically its obligations to indemnify Lessor, as set forth hereinafter and in the Management Agreement.

                           b. Lessee hereby indemnifies, holds harmless and
agrees to defend Lessor from and against any and all liability, losses, damages, claims, causes of action and expenses associated therewith (including reasonable attorneys' fees), of whatsoever nature and by whomsoever asserted arising, directly or indirectly, out of any bodily injury, death or property damage occurring in, on or about (or claimed to have been occurred in, on or about) the Premises, or the Land, or the building of which the Premises are a part, or the sidewalks adjacent thereto, during the term of this Lease or any renewal thereof. This provision shall survive the expiration or sooner termination of this Lease.

                  23. SPECIFIC SUPERIOR INSTRUMENTS.

                           In addition to the subordination set forth in
Paragraph 10 hereof, and without in any way limiting the generality of the foregoing, it is agreed and understood that this Lease is subject and subordinate to those matters which are set forth in Exhibit "A" annexed hereto and made a part hereof.

                           Lessee acknowledges receipt of true and complete
copies of each and every document or instrument relative to the matters set forth herein and represents that it is aware of the terms and provisions of each of same and that this Lease is subordinate thereto.

                           Although this clause is self-operative and no further
instruments are necessary to confirm same, Lessee will deliver to Lessor, upon request, such instruments as may be required by Lessor or the holders of any of the instruments set forth in Exhibit "B" to evidence the subordination of this Lease thereto. If Lessee shall fail to execute any such instrument provided by Lessor within five (5) business days after request by Lessor, Lessor may execute same as attorney-in-fact for Lessee and Lessee hereby appoints Lessor as same.

                  24. ENTIRE AGREEMENT; NO MODIFICATION. This Lease (including the Management Agreement to which it is attached and which is incorporated herein by reference) and the Exhibits annexed hereto and made a part hereof, if any, constitute the entire agreement between the parties hereto with respect to the subject matter hereof, there being no representation, warranty or other agreement not herein expressly set forth or provided for. No change, modification, or amendment of or addition to this Agreement shall be valid unless in writing and executed by all of the parties hereto.

                  25. NOTICES. Any and all notices, designations, consents, offers, acceptances or any other communication provided for herein shall be given in writing by registered or certified mail to the parties at the addresses shown above. Each such communication shall be deemed to have been given at the time it is mailed at any regularly maintained post office.

                  26. NO WAIVER. No course of dealing nor any delay on the part of any party in exercising any rights hereunder or under the Management Agreement shall operate as a waiver of any of such rights. No waiver of any default or breach of this Lease or of the Management Agreement shall be deemed a continuing waiver or waiver of any other breach or default hereunder or under the Management Agreement.

                  27. SEVERABILITY. If any provision of this Lease or the application of any such provision to any party or in any circumstances shall be determined by any court or regulatory authority of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Lease or the application of such provision or provisions to such entity or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby and shall be valid and enforceable to the fullest extent of the law.

                  28. BINDING EFFECT. This Lease shall inure to the benefit of the parties hereto and, except as otherwise provided herein, their respective successors and assigns as permitted herein. Nothing in this Lease, express or implied, is intended to or shall confer on any person other than the parties hereto, or (to the extent not prohibited) their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Lease.

                  29. GOVERNING LAW. This Lease shall be interpreted and given effect in accordance with the laws of the State of State without giving effect to the conflict of laws provisions thereof.

                  30. CONFLICT WITH MANAGEMENT AGREEMENT. This Lease being attached to and made a part of the Management Agreement, is intended to complement and not to conflict with or in any way limit the terms and provisions of the Management Agreement. Accordingly, in the event of any conflict or inconsistency between the terms and provisions hereof and those of the Management Agreement, those of the Management Agreement will control.

                  32. SECTION HEADINGS. The section headings in this Lease are for convenience only, and are not to be construed as part of this Lease.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands the day and year first above written.

WITNESS:

                                              ((CWMC_Name))


-----------------                         by:
                                              -----------------------
                                                   , President

                                          Complete Wellness Centers, Inc.

-----------------                         by:
                                              -----------------------
                                                   E. Eugene Sharer, President

State of ((State))
County of ((County))


        On this ____ day of ______________, 19__ before me personally came, to me known, who being by me duly sworn, did depose and say that he resides at; that he is the president of ((CWMC_Name)), the corporation described in, and which executed the foregoing instrument as Lessee; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                       ---------------------------------
                                       NOTARY PUBLIC


State of Maryland
County of Montgomery


         On this ____ day of ________, 19__ before me personally came E. Eugene Sharer, to me known, who being by me duly sworn, did depose and say that he resides at 12404 Beall Spring Road, Potomac, MD 20854; that he is the president of Complete Wellness Centers, Inc., the corporation described in, and which executed, the foregoing instrument, as Lessor; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors and said corporation, and that he signed his name thereto by like order.

                                        ---------------------------------
                                        NOTARY PUBLIC